                            JOINT FILING INFORMATION

Reporting Person:       HIGHLAND CAPITAL MANAGEMENT, L.P.

Address:                300 CRESCENT COURT, SUITE 700
                        DALLAS, TEXAS 75201

Designated Filer:       HIGHLAND CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:    7/31/2015

                        /s/ James D. Dondero, President
Signature:
                        --------------------------------------------
                        James D. Dondero, President

Reporting Person:       DONDERO, JAMES D.

Address:                300 CRESCENT COURT, SUITE 700
                        DALLAS, TEXAS 75201

Designated Filer:       HIGHLAND CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:    7/31/2015

                        /s/ James D. Dondero
Signature:
                        --------------------------------------------
                        James D. Dondero